Exhibit 10.3

SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement (the “Second Amendment”) is made as of the 10th day of May, 2017 (“Effective Date”) by and between XpresSpa Holdings, LLC, a Delaware limited liability company (the “Borrower”) and B3D, LLC (the “Lender”).

WHEREAS, the Borrower and Rockmore Investment Master Fund Ltd. (“Rockmore”) entered into (a) a Credit Agreement dated April 22, 2015, whereby Rockmore provided credit facilities to Borrower, and (b) a First Agreement to Credit Agreement and Waiver dated August 8, 2016 (collectively, the “Credit Agreement”);

WHEREAS, on ________, 2017. Rockmore assigned its rights under the Credit

Agreement to Lender;

WHEREAS, on December 23. 2016. FORM Holdings Corp. (“FORM”) acquired the Borrower; and

WHEREAS the Borrower and Lender wish to amend certain terms of the Credit Agreement relating to Borrower’s (a) financial reporting to Lender and (b) Board of Directors (“Borrower BoD”).

NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender and the Borrower agree as follows:

1.          Maturity Date.         Section 1.01 Definitions is hereby amended by
deleting the definition corresponding to the following definition and substituting in its place the following definition:

“Maturity Date”: May 1. 2019.

2.          Financial Reporting Requirements. So long as FORM owns Borrower, the conditions of Article 6.01(a) and (b) shall be satisfied by Borrower providing Lender, on a quarterly basis, FORM’s financial statements filed with the United States Securities and Exchange Commission. So long as Bruce Bernstein (“Bernstein”) or a representative of Lender is a member of FORM’s Board of Directors (“FORM BoD”), the conditions of Article 6.01(c) shall be satisfied by FORM, from time-to-time, providing financial updates regarding Borrower to the FORM BoD.

3.          Borrower’s Board of Directors. Unless otherwise stated by Lender in writing to Borrower after the Effective Date of this Agreement, so long as Bernstein is a member of the FORM BoD, the conditions of Article 5.01(g) and 6.11 shall be deemed satisfied and the Borrower shall not be required to appoint Bernstein as a member of or have Bernstein serve as a member of the Borrower BoD; provided, if at any time Bernstein is no longer a member of the FORM BoD, Bernstein will be immediately

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reappointed as a member of the Borrower BoD. Bernstein being a member of the FORM BoD prior to the Effective Date of this Second Amendment satisfied the conditions of Article 5.01(g) and 6.11.

4.          No Waiver. This Second Amendment shall not constitute a waiver or modification of any of the Lender’s rights and remedies or of any of the terms, conditions, warranties, representations, or covenants contained in the Loan Documents, except as specifically set forth above, and the Lender hereby reserves all of its rights and remedies pursuant to the Loan Documents and applicable law.

5.          Authorization. This Second Amendment has been approved by proper corporate authorization and resolution of the Borrower.

6.          Counterparts. This Second Amendment may be executed in several counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute one agreement. Any signature delivered by a party by facsimile transmission or by email in “PDF” or similar format shall be deemed to be an original signature hereto.

7.          Governing Law. This Second Amendment is governed by and is to be construed and enforced in accordance with the laws of the State of New York (without regard to the conflicts of law rules of New York). The parties to this Agreement hereby consent to the exclusive jurisdiction of the federal and state courts of the State of New York in the event of any dispute arising under or in connection with this Agreement.

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[Signature Page to Second Amendment to Credit Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Second Amendment to Credit Agreement as of the date first above written.

XPRESSPA HOLDINGS, LLC

By:	/s/ Andrew Perlman
Name:	Andrew Perlman
Title:	Chairman

B3D, LLC

By:	/s/ Bruce Bernstein
Name:	Bruce Bernstein
Title:	Controlling Director

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